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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated July 21, 1998, on our audit of the financial statements of InterWest Bancorp, and to the reference to our firm under the caption "experts".

/s/ Kafoury, Armstrong & Co.

Carson City, Nevada
August 18, 1998